EXHIBIT 10.2

                                WAIVER AGREEMENT

         THIS WAIVER AGREEMENT is entered into by Blue Dolphin Energy Company, a Delaware corporation (the "Company"), and Western Gulf Pipeline Partners, LP, a Texas limited partnership ("Western Gulf"). Certain capitalized terms not defined herein have the meanings assigned to them in the Purchase Agreement (as defined below).

                                    RECITALS:
                  In Section 5.10 of Article 5 of the Note and Warrant Purchase Agreement dated September 8, 2004 (the "Purchase Agreement") between the Company and certain investors named in Schedule I thereto (the "Investors"), each Investor, including Western Gulf, agreed that, during the nine (9) month period following the Additional Closing Date, it will not sell, transfer or assign any of the Warrants or the Warrant Shares without the prior written consent of the Company.

                  Western Gulf has requested that the Company waive compliance with the Section 5.10 of the Purchase Agreement.

                  Western Gulf has advised the Company that Western Gulf plans to distribute and assign (the "Assignment") the Warrants represented by Warrant Certificates 1 and 1A (an aggregate of 916,667 Warrants) pursuant to, and in compliance with, Section 5.5(a)(iii) of the Purchase Agreement to the partners of Western Gulf identified on
         Schedule I hereto (each a "Partner" and collectively, the "Partners") on a pro rata basis.

                  Western Gulf has requested the Company to acknowledge (i) the anticipated Assignment of Warrants by Western Gulf and (ii) that upon the Assignment of the Warrants to the partners of Western Gulf the Partners will succeed to the rights and obligations of Western Gulf under the Purchase Agreement, including, but not limited to, the rights of Investors pursuant to Section 5.12 of the Purchase Agreement.

                  Concurrently   herewith  the  Company  and  Western  Gulf  are
         entering into the Note Modification Agreement (as defined below).

         NOW, THEREFORE, in consideration of the promises herein contained, the mutual benefits to be derived herefrom and other good and valuable consideration received by each party, and each intending to be legally bound hereby, the Company and Western Gulf hereby agree as follows:

         The Company waives any further  compliance by Western Gulf with Section
5.10 of the Purchase Agreement.

         Western Gulf represents and warrants that each Partner is an affiliate, as such term is defined in Section 5.5(a)(iii)(A) of the Purchase Agreement, of Western Gulf and agrees to cause each Partner to enter into an assignment agreement substantially in the form of Exhibit A (the "Assignment Agreement") attached hereto as soon as reasonably practicable.

         The Company agrees that upon execution and delivery of an Assignment Agreement the Assignment of the Warrants by Western Gulf to the Partners will be in compliance with Section 5.5(a)(iii) of the Purchase Agreement will not violate the transfer restrictions contained in Section 5.5 of the Purchase Agreement.

         The Company agrees that upon the Assignment of the Warrants to the Partners, the Partners will succeed to the rights and obligations of Western Gulf under the Purchase Agreement;, including, but not limited to, the rights of Investors pursuant to Section 5.12 of the Purchase Agreement.

         The Company agrees that, pursuant to Section 10.3 of the Purchase Agreement, the Assignment of the Warrants to the Partners is a proper assignment of the rights, interests and obligations of Western Gulf in accordance with
Section 10.3 of the Purchase Agreement.

         The Company agrees to use its  commercially  reasonable best efforts to
(i) file a registration statement on Form S-3 or such other form that the Company is then eligible to use (the "Registration Statement") by May 15, 2005 registering the resale of the Warrant Shares beneficially owned by Western Gulf and (ii) cause such Registration Statement to be declared effective under the Securities Act as soon as reasonably practicable thereafter.

         Concurrently with the execution of this Waiver Agreement, Western Gulf agrees to enter into that certain Note Modification Agreement dated April ___, 2005 between the Company and Western Gulf (the "Note Modification Agreement").

         Except as modified by this Agreement all other obligations of Western Gulf and the Company pursuant to the Purchase Agreement remain in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Agreement which may be executed in multiple counterparts, to be executed by their duly authorized representatives, all as of the ____ day of April, 2005.

                                          THE COMPANY:

                                          BLUE DOLPHIN ENERGY COMPANY

                                          By:___________________________________
                                          Name: Michael J. Jacobson
                                          Title: President



                                          WESTERN GULF PIPELINE PARTNERS, LP

                                          By: PEREGRINE MANAGEMENT, LLC,
                                              Its General Partner


                                              By:_______________________________
                                                 Barrett L. Webster, its Manager

                                   SCHEDULE I
                      DISTRIBUTION OF BLUE DOLPHIN WARRANTS
                            TO WESTERN GULF PARTNERS


                                 Number of              Number of
                                  Warrants               Warrants
       Partner               Certificate No. 1      Certificate No. 2     Total
       -------               -----------------      -----------------     -----

Peregrine Management, LLC          4,584                  4,583            9,167

Steven A. Webster                206,250                206,250          412,500

Kestrel Capital, LP              122,500                122,500          245,000

William A. Lang                   41,667                 41,667           83,334

William R. Ziegler                83,333                 83,333          166,666
                                                                         -------

Total                                                                    916,667
                                                                         =======

                                    EXHIBIT A


                              ASSIGNMENT AGREEMENT


         THIS ASSIGNMENT AGREEMENT (this "Agreement") is entered into and effective as of the _____ day of April, 2005 (the "Effective Time"), by and among Western Gulf Pipeline Partners, LP, a Texas limited partnership ("Assignor"), ___________________, a ____________ ("Assignee"), and is joined in by Blue Dolphin Energy Company, a Delaware corporation ("Blue Dolphin"), for the purposes of Article III.

                                    RECITALS:

         A. Assignor owns warrants, issued by Blue Dolphin, to acquire an aggregate of 916,667 shares of Common Stock (the "Warrants").

         B. Assignor desires to distribute and assign, and Assignee desires to acquire, all of Assignor's right, title and interest in and to Warrants to acquire ____ shares of Common Stock currently held by Assignor (the "Transferred Warrants").

         NOW, THEREFORE, the parties hereto, intending to be legally bound, do hereby represent, warrant, covenant and agree as follows:

ARTICLE I
                                   DEFINITIONS

         1.1 Defined Terms. Capitalized terms used but not defined herein and defined in the Note and Warrant Purchase Agreement dated as of September 8, 2004 (the "Purchase Agreement"), shall have the meanings described to such terms in the Purchase Agreement.

ARTICLE II
                                   ASSIGNMENT

         2.1 Assignment.

                  (a) Assignor hereby distributes, transfers and assigns to Assignee, and Assignee hereby acquires from Assignor, all of Assignor's right, title, and interest in and to the Transferred Warrants, it being understood and agreed that the Transferred Warrants thereby shall remain subject to the terms of the Purchase Agreement.

                  (b) From and after the Effective Time, Assignee shall be the sole and exclusive owner of the Transferred Warrants, and Assignor shall cease to have any right, title or interest in or to the Transferred Warrants.

                  (c) Assignor hereby assigns all of Assignor's rights and interests under the Purchase Agreement with respect to the Transferred Warrants, and Assignee hereby accepts such assignment and assumes and agrees to perform and discharge all of Assignor's duties and obligations under the Purchase Agreement.

                  (d) The assignment of the Transferred Warrants pursuant to this Agreement is being effected pursuant to, and subject to the terms and conditions of, Section 5.5(a)(iii) of the Purchase Agreement.

                  (e) The assignment of the Transferred Warrants hereby shall not create any rights, duties or obligations of Assignee with respect to the Note owned by Assignor

                                   ARTICLE III
                               CERTAIN AGREEMENTS

         3.1 Representations and Warranties of Assignee. Assignee represents and warrants as follows:

                  (a) Assignee understands that (i) none of the Warrants or the Warrant Shares have been registered under the Securities Act and (ii) the Warrants and the Warrant Shares were offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Assignor's representations contained in the Purchase Agreement.

                  (b) Assignee has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to Blue Dolphin so that it is capable of evaluating the merits and risks of its investment in Blue Dolphin and has the capacity to protect its own interests. Without limiting the generality of the foregoing, such Assignee further represents that it has such knowledge regarding the pipeline and the oil and gas industries and the business of Blue Dolphin and the current circumstances surrounding such industries and business that it is capable of evaluating the merits and risks of the acquisition of the Warrants and the Warrant Shares. Assignee must bear the economic risk of this investment indefinitely unless the Warrants or the Warrant Shares are registered pursuant to the Securities Act, or an exemption from registration is available. Assignee understands that, except as provided in Section 5.12 of the Purchase Agreement, Blue Dolphin has no present intention of registering the Warrants or the Warrant Shares. Assignee also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Assignee to transfer all or any portion of the Warrants or the Warrant Shares under the circumstances, in the amounts or at the times Assignee might propose.

                  (c) Acquisition for Own Account. Assignee is acquiring the Warrants and the Warrant Shares for Assignee's own account for investment only, and not with a view towards their distribution.

                  (d) Assignee Can Protect Its Interest. Assignee represents that by reason of its, or of its management's, business or financial experience, Assignee has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. Further, Assignee is not aware of any publication of any advertisement in connection with the transactions consummated by the Purchase Agreement.

                  (e)  Accredited  Investor.   Assignee  is  (i)  an  accredited
investor within the meaning of Regulation D under the Securities Act and, (ii) if Assignee is an entity all of its equity owners are accredited investors.

                  (f) Company Information. Assignee has had access to Blue Dolphin's SEC Filings and has had an opportunity to discuss Blue Dolphin's business, management and financial affairs with directors, officers and management of Blue Dolphin and has had the opportunity to review Blue Dolphin's operations and facilities. Assignee has also had the opportunity to ask questions  of,  and  receive  answers  from,  Blue  Dolphin  and its  management regarding the terms and conditions of this investment. Assignee hereby acknowledges and affirms that it has completed its own independent investigation, analysis, and evaluation of Blue Dolphin and its subsidiaries, that it has made all such reviews and inspections of the business, assets, results of operations, condition (financial or otherwise), and prospects of Blue Dolphin and its subsidiaries as it has deemed necessary or appropriate, and that it has relied solely on its own independent investigation, analysis, and evaluation of Blue Dolphin and its subsidiaries, or that of its own independent advisers in evaluating its investment in the Warrants and the Warrant Shares.

                  (g) Rule 144. Assignee acknowledges and agrees that the Warrants, and, if issued, the Warrant Shares, must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Assignee has been advised or is aware of the provisions of Rule 144, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about Blue Dolphin, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

                  (h) Transfer Restrictions. Assignee acknowledges and agrees that the Warrants and the Warrant Shares are subject to restrictions on transfer as set forth in Section 5.5 of the Purchase Agreement, and further understands that the Warrants and the Warrant Shares have not been registered pursuant to the Securities Act or any applicable state securities laws, that the Warrants and the Warrant Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the Warrants and the Warrant Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In this connection, Assignee represents that it is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Appropriate stop transfer instructions may be issued to the transfer agent for securities of Blue Dolphin (or a notation may be made in the appropriate records of Blue Dolphin) in connection with the Warrants or the Warrant Shares.

                  (i) Affiliate Status. Assignee is an affiliate, as such term is defined in Section 5.5(a)(iii)(A) of the Purchase Agreement, of Assignor.

         3.2 Agreement of Assignee. Assignee agrees to be bound by the terms and provisions of the Purchase Agreement.

         3.3 Waiver of Lockup. Blue Dolphin waives any further compliance by Assignee with Section 5.10 of the Purchase Agreement.

                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

         4.1 Multiple Counterparts. This Agreement may be executed in one or more counterparts for the convenience of the parties hereto, all of which together shall constitute one and the same instrument.

         4.2 Entire Agreement. This Agreement contains the entire understanding of the parties relating to the subject matter contained herein and supersedes all prior agreements and understandings, either written or oral, relating to the subject matter hereof. This Agreement shall not be modified, amended or terminated except in a writing signed by the party against whom enforcement is sought.

         4.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to principles of conflict of laws.

         4.4 Headings. The headings of the articles and sections herein are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            ASSIGNOR:

                                            WESTERN GULF PIPELINE PARTNERS, L.P.

                                            By: PEREGRINE MANAGEMENT, LLC,
                                                its General Partner


                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________


                                            ASSIGNEE:


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________



                                            Blue Dolphin Energy Company

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________